Exhibit 10(b)

                          Consent of Ernst & Young LLP

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Accountants" and to the use of our report dated February 19, 1999, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio included in Post-Effective Amendment No. 17 Registration Statement (Form N-4 No. 33-24856) and related Prospectus of WRL Series Annuity Account.

                                                          ERNST & YOUNG LLP

Des Moines, Iowa
April 28, 1999